SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                      November 12, 2003 (November 12, 2003)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

        Maryland                        1-10360                  52-1622022
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated November 12, 2003.

Item 12.

     On November 12, 2003, the Company issued a press release reporting the Company's financial results for the three and nine months ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in this Form 8-K under this Item 12 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CRIIMI MAE Inc.



Dated: November 12, 2003                            By:/s/ Cynthia O. Azzara
                                                    ------------------------
                                                    Cynthia O. Azzara
                                                    Executive Vice President,
                                                    Chief Financial Officer,
                                                    and Treasurer

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                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated November 12, 2003.

*    Filed herewith.